UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 7, 2019 (October 3, 2019)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 1.01    Entry into a Material Definitive Agreement.
Eleventh Amendment to Credit Agreement
On October 3, 2019 (the “Effective Date”), CSC Holdings, LLC (the “Borrower”), an indirect wholly-owned subsidiary of Altice USA, Inc. (“Altice USA”), entered into an Eleventh Amendment to Credit Agreement (Incremental Loan Assumption Agreement), by and among the Borrower, the Additional Lenders (as defined therein) and JPMorgan Chase Bank, N.A. as administrative agent (the “Eleventh Amendment”). The Eleventh Amendment amends and supplements the Borrower’s credit agreement, dated as of October 9, 2015, by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time (as amended, restated, modified or supplemented from time to time and as further amended by the Eleventh Amendment, the “Credit Agreement”).
The Eleventh Amendment provides for, among other things, new Incremental Term Loan Commitments (as defined in the Credit Agreement) in an aggregate principal amount of $3,000.0 million, which are available to the Borrower from the Effective Date until October 31, 2019 (the “Incremental Term Loans”) in two tranches, subject to customary conditions precedents. The Incremental Term Loans mature on April 15, 2027 and were issued at par. The Incremental Term Loans may be comprised of eurodollar borrowings or alternative base rate borrowings, and will bear interest at a rate per annum equal to the Adjusted LIBO Rate or the Alternate Base Rate, as applicable, plus the applicable margin, where the applicable margin is (i) with respect to any alternate base rate loan, 1.50% per annum and (ii) with respect to any eurodollar loan, 2.50% per annum. Voluntary prepayments of the Incremental Term Loans in connection with certain repricing transactions on or prior to the date that is six months after the draw date will be subject to a call premium of 1.00%. The initial proceeds of the Incremental Term Loans are expected to be used to repay approximately $2,500.0 million of the Borrower’s outstanding Term Loans under the Credit Agreement, and the proceeds of the delayed draw tranche of the Incremental Term Loans are expected to be used to distribute $500.0 million in cash to Cablevision Systems Corporation (“Cablevision”), the proceeds of which will be used to redeem Cablevision’s 8.000% Senior Notes due 2020, representing the entire aggregate principal amount outstanding, and in each case, paying related fees, costs and expenses in connection with such transactions, with the remainder being used to fund cash on balance sheet.
The foregoing summary of the terms of the Eleventh Amendment does not purport to be complete and is qualified in its entirety by the Eleventh Amendment (including in the respective schedules thereto), which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Issuance of Additional Notes
On October 7, 2019, CSC Holdings, LLC (the “Issuer”), issued an additional $1,250.0 million aggregate principal amount of its 5.750% senior notes due 2030 (the “Additional Notes”) in a private placement conducted pursuant to Rule 144A and Regulations S under the Securities Act of 1933, as amended (the “Offering”). The Additional Notes are unsecured obligations of the Issuer and are not guaranteed by any of its subsidiaries. The Additional Notes were issued as additional notes pursuant to an indenture, dated as of July 10, 2019 (the “Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee. A copy of the Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K dated as of July 10, 2019, and is incorporated herein by reference.
The Additional Notes constitute a single series under the Indenture, together with $1,000.0 million of the Issuer’s 5.750% senior notes due 2030 issued on July 10, 2019 (the “Original Notes”), and have identical terms as the Original Notes, except that the Additional Notes were issued at a price of 104.00% of the principal amount plus accrued interest from July 10, 2019 until October 7, 2019. The Additional Notes will bear interest at a rate of 5.750% and will pay interest semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2020. The Additional Notes will mature on January 15, 2030.
The proceeds of the Additional Notes will be used to redeem $1,240,762,000 aggregate principal amount of the Issuer’s 5.125% senior notes due 2021 (the “2021 Notes”), representing the entire aggregate principal amount of 2021 Notes outstanding, and to pay accrued interest, fee, costs and expenses associated with these transactions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 8.01          Other Events.
The information set forth in Item 1.01 is incorporated herein by reference.
Disclaimer on Forward-looking Statements
This current report on Form 8-K contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “intend,” “project,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “plan,” “forecast,” “target” or similar words. Statements may be forward looking even in the absence of these particular words. Where, in any forward-looking statement, Altice USA expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. The actual results of operations can and will be affected by a variety of risks and other matters. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, the Altice USA undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01    Financial Statement and Exhibits

(d)	Exhibits.

Exhibit		Description
10.1
Eleventh Amendment to Credit Agreement, dated as of October 3, 2019, by and among the Borrower, each of the other Loan Parties, the Additional Lenders party thereto and JPMorgan Chase Bank, N.A. as the Administrative Agent.

	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: October 7, 2019	By:	/s/ Michael E. Olsen
Michael E. Olsen
Senior Vice President and Acting General Counsel